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                                                               Exhibit 10.20(b)

                          FIRST AMENDMENT AND CONSENT
                   TO AMENDED AND RESTATED CREDIT AGREEMENT

   This FIRST AMENDMENT AND CONSENT (this "Amendment") is entered into as of December 31, 1999, among The Vail Corporation, a Colorado corporation doing business as "Vail Associates, Inc." ("Borrower"), the Lenders (defined below), and Bank of America, N.A., successor by merger to NationsBank, N.A., as Agent for itself and the other Lenders. Capitalized terms used but not defined herein shall have the meanings given such terms in the Credit Agreement (defined below).

Recitals

   WHEREAS, Borrower, the Lenders named therein ("Lenders"), and Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 1, 1999 (as amended, restated or supplemented from time to time, the "Credit Agreement");

   WHEREAS, Borrower is the record and beneficial owner of 51.9% of the membership interests of SSI Venture LLC, a Colorado limited liability company ("SSI");

   WHEREAS, SSI is designated by Borrower as an Unrestricted Subsidiary under the Credit Agreement;

   WHEREAS, Borrower proposes to (i) pledge its membership interests in SSI to the Lenders, and (ii) include SSI's financial performance (to the extent of Borrower's membership interests in SSI) in the calculation of Borrower's compliance with financial covenants under the Credit Agreement;

   WHEREAS, Borrower, Lenders and Agent have agreed to amend the Credit Agreement and the Loan Papers to (i) provide for the pledge by Borrower of its membership interests in SSI, (ii) permit the inclusion of SSI's financial performance (to the extent of Borrower's membership interests in SSI) in the calculation of financial covenants under the Credit Agreement, and (iii) make such other modifications as are acceptable to the parties, subject to the terms and conditions set forth in this Amendment;

   NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Credit Agreement is hereby amended as follows:

   1. Merger of NationsBank, N.A. and Bank of America, N.A. All references in the Loan Papers to NationsBank, N.A., and NationsBanc Montgomery Securities LLC are hereby replaced with references to Bank of America, N.A., and Banc of America Securities LLC, respectively.

   2. Consent to Pledge by Borrower. Notwithstanding any other provision in any Loan Paper, the Loan Papers are hereby amended in their entirety to permit the pledge by Borrower of its membership interests in SSI to Bank of America, N.A., as Agent for the Lenders, and Section 5 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 5 SECURITY. All obligations of Borrower under the Loan Papers shall be
(a) guaranteed in accordance with a Guaranty executed by each other Restricted Company, and (b) effective as of December 31, 1999, secured by a pledge by Borrower of its membership interests in SSI.

   3. Definitions. The following definitions in Section 1.1 of the Credit Agreement are hereby amended by adding the underlined language shown below:

        Funded Debt means the following, calculated on a consolidated basis for the Restricted Companies and SSI (to the extent of Borrower's membership interests in SSI) in accordance with GAAP: (i) all obligations for borrowed money (whether as a direct obligation on a promissory note, bond, zero coupon bond, debenture or other similar instrument, or as an unfulfilled reimbursement obligation on a drawn letter of credit or similar instrument, or otherwise), plus (but without duplication) (ii) all Capital Lease obligations (other than the interest component of such obligations) of SSI or any Restricted Company.



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        Permitted Debt means:
          (a) the Obligation;
          (b) Debt which existed on the date of the Original Agreement and which is listed on Part B of
        Schedule 2.3;
          (c) Debt arising from endorsing negotiable instruments for collection in the ordinary course of business;
          (d) Subordinated Debt (and guarantees by Restricted Companies of Subordinated Debt of other Restricted Companies, if such guarantees are subordinated, upon terms satisfactory to Agent, to the payment and collection of the Obligation);
          (e) in addition to the foregoing, (i) Debt of Unrestricted Subsidiaries which is non-recourse to the Restricted Companies and their assets, (ii) fees and other amounts payable under the Forest Service Permits in the ordinary course of business, and (iii) inter-Company Debt between Restricted Companies;
          (f) up to $12,975,000 of Debt arising under the guaranty by Borrower of amounts owed by SSI under its Credit Agreement dated as of December 30, 1998, as amended, restated or supplemented from time to time (with any remaining Debt under such guaranty included in clause (g) below); and
          (g) in addition to the foregoing, up to $100,000,000 of additional Debt of the Companies in the aggregate at any point in time.

        Resort EBITDA means EBITDA, plus insurance proceeds (up to a maximum of $10,000,000 in the aggregate in any fiscal year) received by the Restricted Companies under policies of business interruption insurance, minus EBITDA related to real estate activities and minus any portion of EBITDA attributable to Unrestricted Subsidiaries other than SSI (to the extent of Borrower's membership interests in SSI).

        Unrestricted Subsidiary means Eagle Park Reservoir Company, SSI Venture LLC, Vail Associates Investments, Inc., Boulder/Beaver, LLC, Colter Bay Corporation, Gros Venture Utility Company, Jackson Hole Golf & Tennis Club, Jackson Lake Lodge Corporation, Jenny Lake Lodge, Inc., Forest Ridge Holdings, Inc., Vail Resorts Holdings, Inc. (f/k/a "VREJV, Inc."), and any existing Subsidiary or newly-formed Subsidiary created by Borrower pursuant to Section 8.11 (which may be a partnership, joint venture, corporation, limited liability company or other entity) (a) which does not own any Forest Service Permit or the stock of any Restricted Company or any of the assets described on Schedule 2, (b) which has (and whose other partners, joint venturers, members or shareholders have) no Debt or other material obligation which is recourse to any Restricted Company or to the assets of any Restricted Company (other than with respect to limited guarantees or other recourse agreements of the Companies which are permitted to be incurred hereunder within the $100,000,000 of recourse Debt allowed under clause (f) of the definition of "Permitted Debt"), and (c) which has been designated by Borrower as an Unrestricted Subsidiary by notice to Agent. Subject to Section 14.10(b)(v), Agent shall execute documentation reasonably required to release any Restricted Subsidiary which is redesignated by Borrower as an Unrestricted Subsidiary from its Guaranty.

   4. New Definition. Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definition:

        SSI means SSI Venture LLC, a Colorado limited liability company doing business as Specialty Sports Venture and an Unrestricted Subsidiary of Borrower.

   5. Conditions. This Amendment shall not be effective until each of the following have been delivered to Agent: (a) this Amendment signed by Borrower, the other Restricted Companies and Required Lenders, (b) a Pledge Agreement duly executed by Borrower with respect to its membership interest in SSI, and (c) such other documents as Agent may reasonably request.

   6. Fees and Expenses. Borrower agrees to pay the reasonable fees and expenses of counsel to Agent for services rendered in connection with the preparation, negotiation and execution of this Amendment.



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   7.  Representations and Warranties. Each Restricted Company represents and warrants to Lenders that it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, which has been duly authorized and approved by all requisite corporate action on the part of each Restricted Company, for which no consent of any Person is required, and which will not violate their respective organizational documents, and agree to furnish Agent with evidence of such authorization and approval upon request. Each Restricted Company further represents and warrants to Lenders that (a) the representations and warranties in each Loan Paper to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that (i) such representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated by the Credit Agreement), (b) it is in full compliance with all covenants and agreements contained in each Loan Paper to which it is a party, and (c) no Default or Potential Default has occurred and is continuing.

   8. Miscellaneous. This Amendment is a Loan Paper and is subject to the applicable provisions of Section 14 of the Credit Agreement, each of which is incorporated into this Amendment by this reference. Except as affected by this Amendment, the Loan Papers are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement as hereby amended and any other Loan Paper, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended hereby to conform to the terms of the Credit Agreement. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Each Restricted Company agrees that all Loan Papers to which it is a party remain in full force and effect and continue to evidence its legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Each Restricted Company hereby releases Agent and Lenders from any liability for actions or failures to act in connection with the Loan Papers prior to the date hereof. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

   9. No Waiver of Defaults. This instrument does not constitute a waiver of, or a consent to any present or future violation of or default under, any provision of the Loan Papers, or a waiver of Lenders' right to insist upon future compliance with each term, covenant, condition and provision of the Loan Papers, and the Loan Papers shall continue to be binding upon, and inure to the benefit of, the Restricted Companies, Agent and Lenders and their respective successors and assigns.

   10. Form. Each agreement, document, instrument or other writing to be furnished Agent or Lenders under any provision of this instrument must be in form and substance satisfactory to Agent and its counsel.

   11. Multiple Counterparts. This instrument may be executed in more than one counterpart, each of which shall be deemed an original, and all of which constitute, collectively, one instrument; but, in making proof of this instrument, it shall not be necessary to produce or account for more than one such counterpart. It shall not be necessary for each Restricted Company, Agent and all Lenders to execute the same counterpart hereof so long as each Restricted Company, Agent and each Lender execute a counterpart hereof.

   12. Entirety. The Loan Papers Represent the Final Agreement Between Borrower, Agent And Lenders And May Not Be Contradicted By Evidence Of Prior, Contemporaneous, Or Subsequent Oral Agreements By The Parties. There Are No Unwritten Oral Agreements Among The Parties.



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EXECUTED as of the day and year first mentioned.

                           THE VAIL CORPORATION


                           By:     __________________________________
                           Name:   __________________________________
                           Title:  __________________________________


                           BANK OF AMERICA, N.A.



                           By:     __________________________________
                                   Natalie E. Hebert
                                   Vice President


                           BANKBOSTON, N.A.



                           By:     __________________________________
                           Name:   __________________________________
                           Title:  __________________________________


                           U.S. BANK NATIONAL ASSOCIATION


                           By:     __________________________________
                           Name:   __________________________________
                           Title:  __________________________________


                           THE BANK OF NOVA SCOTIA


                           By:     __________________________________
                           Name:   __________________________________
                           Title:  __________________________________


                           CREDIT LYONNAIS NEW YORK BRANCH


                           By:     __________________________________
                           Name:   __________________________________
                           Title:  __________________________________


                           FIRST SECURITY BANK, N.A.



                           By:     __________________________________
                           Name:   __________________________________
                           Title:  __________________________________


                           BANKERS TRUST COMPANY


                           By:     __________________________________
                           Name:   __________________________________
                           Title:  __________________________________



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                           CIBC INC.



                           By:     __________________________________
                           Name:   __________________________________
                           Title:  __________________________________


                           FLEET NATIONAL BANK


                           By:     __________________________________
                           Name:   __________________________________
                           Title:  __________________________________


                           HARRIS TRUST AND SAVINGS BANK


                           By:     __________________________________
                           Name:   __________________________________
                           Title:  __________________________________


                           KEYBANK NATIONAL ASSOCIATION


                           By:     __________________________________
                           Name:   __________________________________
                           Title:  __________________________________


                           GENERAL ELECTRIC CAPITAL CORPORATION


                           By:     __________________________________
                           Name:   __________________________________
                           Title:  __________________________________


                           NORWEST BANK COLORADO, NATIONAL ASSOCIATION


                           By:     __________________________________
                           Name:   __________________________________
                           Title:  __________________________________



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                       GUARANTORS' CONSENT AND AGREEMENT
                       ---------------------------------

   As an inducement to Agent and Lenders to execute, and in consideration of Agent's and Lenders' execution of the foregoing, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under the Guaranty described in the Credit Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Agent and Lenders, and respective successors and assigns of each.

                         Vail Resorts, Inc.
                         Vail Holdings, Inc.
                         Vail Trademarks, Inc.
                         Vail Resorts Development Company
                         Beaver Creek Consultants, Inc.
                         Beaver Creek Associates, Inc.
                         Vail/Beaver Creek Resort Properties, Inc.
                         Vail Food Services, Inc.
                         Piney River Ranch, Inc.
                         Vail/Arrowhead, Inc.
                         Beaver Creek Food Services, Inc.
                         Vail Associates Holdings, Ltd.
                         Vail Associates Real Estate, Inc.
                         Vail Associates Consultants, Inc.
                         Vail Associates Management Company
                         Vail/Battle Mountain, Inc.
                         Gillett Group Management, Inc.
                         GHTV, Inc.
                         Gillett Broadcasting, Inc.
                         Gillett Broadcasting of Maryland, Inc.
                         Vail Summit Resorts, Inc.
                         Keystone Conference Services, Inc.
                         Keystone Development Sales, Inc.
                         Keystone Resort Property Management Company
                         Keystone Food & Beverage Company
                         Lodge Properties, Inc.
                         Lodge Realty, Inc.
                         The Village at Breckenridge Acquisition Corp., Inc. Property Management Acquisition Corp., Inc.
                         Grand Teton Lodge Company
                         Larkspur Restaurant & Bar, LLC


                         By:    ____________________________________________
                         Name:  ____________________________________________
                                Senior Vice President of each of the above



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